EXHIBIT 99.3

Unaudited Pro Forma Condensed Combined Financial Data

The following presents our unaudited pro forma financial information as of August 31, 2012 and for the period ended August 31, 2012, another sets of pro forma financial information is as of November 30, 2012 and for the period ended November 30, 2012.  The unaudited pro forma financial information is for informational purposes only and does not purport to present what our results would actually have been had these transactions actually occurred on the dates presented or to project our results of operations or financial position for any future period.

Life Nutrition Products Inc.
Unaudited Pro Forma Consolidated Balance Sheet as of August 31, 2012

	Life Nutrition Products Inc.	Almonds Kisses	Notes	Pro Forma Adjustments	Pro Forma Combined
Assets:
Current assets
Cash	$-	$129,001			$129,001
Prepaid expenses	-	18,518			18,518
Total current assets	-	147,519			147,519

Non-current assets
Property and equipment, net	-	93,350			93,350
Equity-method investment	-	379,693			379,693
Intangible assets	-	974,359			974,359
Utility and other deposits	-	36,299			36,299
Total non-current assets	-	1,483,701			1,483,701

TOTAL ASSETS	$-	$1,631,220			$1,631,220

Liabilities and shareholders' equity

Current liabilities
Assets held under capital lease	$-	$9,615			$9,615
Accrued liabilities	68,088	25,937	(a)	(68,088)	25,937
Note payable	160,038	-	(a)	(160,038)	-
Bank loans - current portion	-	919,392			919,392
Total current liabilities	228,126	954,944			954,944

Non-current liabilities
Bank loans - net of current portion	-	1,605,593			1,605,593
Assets held under capital lease, net of current portion	-	4,984			4,984
Total non-current liabilities	-	1,610,577			1,610,577

Total liabilities	228,126	2,565,521			2,565,521

Stockholders' equity
Preferred stock	-	-			-
Common stock	410	50,000	(a),(b),(c)	(47,910)	2,500
Subscription receivable	-	(50,000)	(c)	50,000	-
Additional paid in capital	427,939	-	(a),(b)	(430,439)	(2,500)
Due from stockholders	-	(241,036)			(241,036)
Accumulated losses	(656,475)	(579,757)	(d)	(656,475)	(579,757)
Accumulated other comprehensive (losses)/income	-	31			31
Total stockholders' equity	(228,126)	(820,762)			(820,762)

Non-controlling interest	-	(113,539)			(113,539)

TOTAL LIABILITIES AND STOCKERHOLDERS' EQUITY	$-	$1,631,220			$1,631,220

See notes to Unaudited Pro Forma Consolidated Financial Statements.

Life Nutrition Products Inc.
Unaudited Pro Forma Consolidated Statements of Operations For the Period Ended August 31, 2012

	Life Nutrition Products Inc.	Almonds Kisses	Notes	Pro Forma Adjustments	Pro Forma Combined

Revenue	$-	$1,705,024			$1,705,024

Less: Operating expenses
Direct cost of revenue	-	(1,308,729)			(1,308,729)
General and administrative expenses	(47,205)	(544,710)	(e)	47,205	(544,710)
Total operating expenses	(47,205)	(1,853,439)			(1,853,439)

Operating loss	(47,205)	(148,415)			(148,415)

Other income and (expenses):
Interest expenses	3,685	(47,754)	(e)	3,685	(47,754)
Loss before income taxes	(43,520)	(196,169)			(196,169)

Less: Income tax expense	-	-			-

Net loss before allocation of non-controlling interest	$(43,520)	$(196,169)			$(196,169)

Net loss attributable to non-controlling interest	-	22,684			22,684
Net loss attributable to common stockholders	$(43,520)	$(173,485)			$(173,485)

Loss per share
- Basic and diluted	$(0.011)	$(3.47)			$(0.0069)

Weighted average common shares outstanding
- Basic and diluted	4,095,000	50,000			25,000,000

See notes to Unaudited Pro Forma Consolidated Financial Statements

 Life Nutrition Products Inc.
Unaudited Pro Forma Consolidated Balance Sheet as of November 30, 2012

	Life Nutrition Products Inc.	Almonds Kisses	Notes	Pro Forma Adjustments	Pro Forma Combined
Assets:
Current assets
Cash	$-	$171,819			$171,819
Prepaid expenses	-	36,290			36,290
Total current assets	-	208,109			208,109

Non-current assets
Property and equipment, net	-	95,183			95,183
Equity-method investment	-	376,982			376,982
Intangible assets	-	929,595			929,595
Utility and other deposits	-	35,022			35,022
Total non-current assets	-	1,436,782			1,436,782

TOTAL ASSETS	$-	$1,644,891			$1,644,891

Liabilities and shareholders' equity

Current liabilities
Assets held under capital lease	$-	$12,242			$12,242
Accrued liabilities	82,535	111,865	(a)	(82,535)	111,865
Note payable	160,038	-	(a)	(160,038)	-
Bank loans - current portion	-	1,231,796			1,231,796
Total current liabilities	242,573	1,355,903			1,355,903

Non-current liabilities
Bank loans - net of current portion	-	2,788,021			2,788,021
Assets held under capital lease, net of current portion	-	-			-
Total non-current liabilities	-	2,788,021			2,788,021

Total liabilities	242,573	4,143,924			4,143,924

Stockholders' equity
Preferred stock	-	-			-
Common stock	410	50,000	(a),(b),(c)	(47,910)	2,500
Subscription receivable	-	(50,000)	(c)	50,000	-
Additional paid in capital	427,939	-	(a),(b)	(430,439)	(2,500)
Due from stockholders	-	(1,812,049)			(1,812,049)
Accumulated losses	(670,922)	(567,754)	(d)	670,922	(567,754)
Accumulated other comprehensive (losses)/income	-	(20)			(20)
Total stockholders' equity	(242,573)	(2,379,823)			(2,379,823)

Non-controlling interest	-	(119,210)			(119,210)

TOTAL LIABILITIES AND STOCKERHOLDERS' EQUITY	$-	$1,644,891			$1,644,891

See notes to Unaudited Pro Forma Consolidated Financial Statements.

Life Nutrition Products Inc.
Unaudited Pro Forma Consolidated Statements of Operations For the Period ended November 30, 2012

	Life Nutrition Products Inc.	Almonds Kisses	Notes	Pro Forma Adjustments	Pro Forma Combined

Revenue	$-	$609,599			$609,599

Less: Operating expenses
Direct cost of revenue	-	(363,431)			(363,431)
General and administrative expenses	(60,340)	(210,409)	(e)	60,340	(210,409)
Total operating expenses	(60,340)	(573,840)			(573,840)

Operating (loss)/profit	(60,340)	35,759			35,759

Other income and (expenses):
Interest expenses	4,997	(29,427)	(e)	4,997	(29,427)
(Loss)/profit before income taxes	(65,337)	6,332			6,332

Less: Income tax expense	-	-			-

Net (loss)/profit before allocation of non-controlling interest	$(65,337)	$6,332			$6,332

Net loss attributable to non-controlling interest	-	5,671			5,671
Net (loss)/profit attributable to common stockholders	$(65,337)	$12,003			$12,003

Loss per share
- Basic and diluted	$(0.02)	$0.24			$0.0004

Weighted average common shares outstanding
- Basic and diluted	4,095,000	50,000			25,000,000

See notes to Unaudited Pro Forma Consolidated Financial Statements

Pro Forma Adjustments and Eliminations

(a)
750,000 shares are issued by the Company at par value amounted to $75 to settle the notes payable and accrued liabilities of the Company amounted to August 31, 2012: $228,125, November 30: 2012: $242,573.

(b)
A total of 20,905,000 shares of common stock are issued at $0.0001 par value per share amounted to $2,091. After netting off the 750,000 shares in adjustment (a), another 20,155,000 shares of $2,015 would be recorded in this adjustment.

(c)	Common stock of Almonds Kisses would be settled prior to the share exchange agreement.
(d)
Expenses amounted to $50,890 for the eight months period ended August 2012 and $65,337 for the eleven months period ended November 30, 2012 respectively, would be absorbed by the original shareholders upon the Share Exchange transactions.

(e)	Accumulated deficit of the Company would be absorbed by Almonds Kisses as part of its additional paid in capital.
(f)
Financial data of the Company was based on its balances as of September 30, 2012 and it is assumed that the differences between the data as of August 31, 2012 and September 30, 2012 would be immaterial when preparing the unaudited pro forma statements as of August 31, 2012.  Financial data of the Company was based on its balances as of December 31, 2012 and it is assumed that the differences between the data as of November 30, 2012 and December 31, 2012 would be immaterial when preparing the unaudited pro forma statements as of November 30, 2012.

Income/(loss) per share from Continuing Operations
Pro forma basic and diluted shares outstanding include the weighted average number of common shares outstanding for our company during the respective periods, in addition to the common stock issued (if applicable) as a result of the Share Exchange assuming they had been issued at the beginning of the period.  The common stock issued (if applicable) in connection with the Share Exchange Transaction is assumed to be outstanding for the entire period presented.